T. Rowe Price International Disciplined Equity Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2026

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE INTERNATIONAL DISCIPLINED EQUITY FUND

On April 17, 2026, the assets and liabilities of the T. Rowe Price International Disciplined Equity Fund were transferred to, and the fund was reorganized into, the T. Rowe Price Overseas Stock Fund through a tax-free reorganization. As a result, the T. Rowe Price International Disciplined Equity Fund has been liquidated and is no longer offered to shareholders for purchase.

The date of this supplement is April 23, 2026.

4/23/26